UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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ABIOMED, Inc.
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ABIOMED, Inc.

22 Cherry Hill Drive

Danvers, Massachusetts  01923

Notice of Annual Meeting of Stockholders

To Be Held on August 11, 2004

The Annual Meeting of Stockholders of ABIOMED, Inc. will be held on August 11, 2004 at 8:00 a.m. at the offices of Foley Hoag LLP, 155 Seaport Boulevard, Boston, Massachusetts, for the following purposes:

1.                                       To consider and vote upon the election of one Class I director and three Class III directors;

2.                                       To consider and act upon any other matter which may properly come before the Annual Meeting or any adjourned session thereof.

The Board of Directors has fixed the close of business on July 2, 2004 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting. Accordingly, only stockholders of record at the close of business on July 2, 2004 will be entitled to vote at the Meeting or any adjournments thereof.

By Order of the Board of Directors

PETER M. ROSENBLUM, Secretary

Boston, Massachusetts

July 12, 2004

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE.  EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

ABIOMED, Inc.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 11, 2004

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of ABIOMED, Inc., a Delaware corporation with its principal executive offices at 22 Cherry Hill Drive, Danvers, Massachusetts 01923 (the “Company”), for use at the Annual Meeting of Stockholders to be held at the offices of Foley Hoag LLP, 155 Seaport Boulevard, Boston, Massachusetts on August 11, 2004 and at any adjournment or adjournments thereof (the “Meeting”).

The cost of the solicitation will be borne by the Company.  Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation.  The Company may also pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals.  It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about July 12, 2004.

The Company has fixed the close of business on July 2, 2004 as the record date (“Record Date”) for the Meeting.  Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Meeting.  As of the Record Date, there were outstanding and entitled to vote 21,836,237 shares of Common Stock, $.01 par value (the “Common Stock”), of the Company.  The Company’s by-laws require that a majority in interest of all stock issued, outstanding and entitled to vote at a meeting shall constitute a quorum.  Abstentions and broker non-votes will be counted as present or represented for purposes of determining the existence of a quorum.  A “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Proposal No. 1 (election of Directors) requires the affirmative vote of a plurality of the votes cast by holders of Common Stock entitled to vote thereon, provided a quorum is present.  Abstentions and broker non-votes will not be included in calculating the number of votes cast on Proposal 1.  Votes will be tabulated by American Stock Transfer & Trust Company, the Company’s transfer agent.

THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED ON THE PROXY OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE NOMINEES FOR DIRECTORS (PROPOSAL NO. 1).  IF ANY OTHER MATTERS SHALL PROPERLY COME BEFORE THE MEETING, THEY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.  THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

The Company’s Annual Report to Stockholders and Annual Report on Form 10-K, for the fiscal year ended March 31, 2004, including financial statements audited by PricewaterhouseCoopers LLP, are being mailed to each of the stockholders simultaneously with this proxy statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of nine directors and is divided into three classes.  We refer to these classes as Class I, Class II and Class III.  The term of one class of directors expires each year at the annual meeting of stockholders.  Each director also continues to serve as a director until his or her successor is duly elected and qualified.  This year, the term of the Class III directors is expiring.

Normally, only one class of directors is eligible at any annual meeting of stockholders.  However, our Board of Directors has only recently appointed Messrs. David Gottlieb and Michael R. Minogue to our Board and chose to elect them as Class III directors so that our stockholders would have the opportunity to elect them at our annual meeting.  As a result, and in order to keep the number of directors in each class balanced, at the Meeting one Class I director is to be elected to serve for a term of one year and three Class III directors are to be elected to serve for a term of three years.

Our Board of Directors has nominated Mr. Paul B. Fireman to serve as a Class I director for a one-year term, until the 2005 Annual Meeting of Stockholders, and until his successor has been duly elected and qualified.  In addition, our Board of Directors has nominated Dr. W. Gerald Austen and Messrs. David Gottlieb and Michael R. Minogue to serve as Class III directors for a three-year term, until the 2007 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

All of these nominees are currently serving as directors of the Company.  Our stockholders elected Dr. Austen and Mr. Fireman as Class III directors at our annual meeting of stockholders in August 2001.  Our Board of Directors elected Mr. Gottlieb a Class III director in February 2004 and elected Mr. Minogue a Class III director in April 2004.  The current term of each of these directors will expire at the upcoming annual meeting.

If any nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election, and the Board of Directors designates another nominee, the persons named as proxies will vote the proxy for such substitute, if any. The Board of Directors has no reason to believe that any of the proposed nominees will be unable or unwilling to serve. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person.

Our Board of Directors recommends that you vote FOR the election of Dr. W. Gerald Austen and Messrs. Paul B. Fireman, David Gottlieb and Michael R. Minogue.

Information on Nominees and Directors

Set forth below is certain biographical information with respect to the nominees, including the year in which the nominee’s term would expire, if elected, and with respect to each of the Class I and Class II directors whose terms will continue after the Meeting. The nominee for Class I director is indicated by an asterisk and the nominees for Class III directors are indicated by two asterisks.

Name	Age	Position	Director Since	Year Term Expires, If Elected, and Class

David M. Lederman, Ph.D	60	Chairman of the Board of Directors	1981	2005-Class I

Desmond H. O’Connell, Jr.	68	Director	1995	2005-Class I

*Paul B. Fireman	60	Director	1987	2005-Class I

John F. O’Brien	61	Director	1989	2006-Class II

Dorothy E. Puhy	52	Director	2003	2006-Class II

Henri A. Termeer	58	Director	1987	2006-Class II

**W. Gerald Austen, M.D	74	Director	1985	2007-Class III

**David Gottlieb	43	Director	2004	2007-Class III

**Michael R. Minogue	37	Director, President and Chief Executive Officer	2004	2007-Class III

Dr. David M. Lederman founded the Company in 1981 and has served as Chairman of the Board since that time.  In April 2004, Dr. Lederman stepped down as both ABIOMED’s Chief Executive Officer, a position held continuously since the Company’s founding, and President, a position he held for most of the Company’s existence.  Prior to 1981, Dr. Lederman was Chairman of the Medical Research Group at the Everett subsidiary of Avco Corporation, which he joined in 1972. Dr. Lederman is a member of the National Academy of Engineering and serves on Engineering Advisory Boards at Cornell University and at the University of California (San Diego).  He is also a Vice-Chairman and Director of the New England Healthcare Institute (NEHI).  Dr. Lederman holds various degrees in Physics and Engineering, including a Ph.D. degree in Aerospace Engineering from Cornell University.

Mr. Desmond H. O’Connell, Jr. has served as Director of the Company since 1995. He is currently the Chairman and a Director of Serologicals Corporation and is also an independent management consultant. From December 1992 until December 1993, he served as the Chairman, Management Committee, of Pharmakon Research International, Inc. During 1991, he briefly served as Chairman of the Board and Chief Executive Officer of Osteotech, Inc. Mr. O’Connell was with the BOC Group, PLC in senior management positions from 1983 to 1990. From April 1990 until September 1990, Mr. O’Connell was President and Chief Executive Officer of BOC Health Care. From 1986 to April 1990, he was Group Managing Director of BOC Group, PLC. Prior to joining BOC, Mr. O’Connell held various positions at Baxter Laboratories, Inc., including Chief Executive of the Therapeutic and Diagnostic Division and Vice President, Corporate Development. Mr. O’Connell was a Director of Chryslais International Corporation from 1991 through May 1999.

Mr. John F. O’Brien has served as a Director of the Company since 1989.  From 1989 to 2002, Mr. O’Brien served as President and Chief Executive Officer of Allmerica Financial Corporation (formerly State Mutual Life Assurance Company of America).  Mr. O’Brien also served as a Director of Allmerica Financial Corporation until 2003.  From 1972 until 1989, Mr. O’Brien was employed by Fidelity Investments in various capacities, including as Group Managing Director of FMR Corp.  Mr. O’Brien is also a Director of Cabot Corporation, LKQ Corporation and TJX Companies, Inc.

Ms. Dorothy E. Puhy has served as a Director of the Company and chair of its Audit Committee since 2003.  Ms. Puhy is currently Executive Vice President, Chief Financial Officer and Assistant Treasurer for the Dana-Farber Cancer Institute (“Dana-Farber”).  Ms. Puhy has served as the Chief Financial Officer of Dana-Farber since 1994 and has served as its Assistant Treasurer since 1995.  From 1985 to 1994 Ms. Puhy held various financial positions at the New England Medical Center Hospitals, Inc., including Chief Financial Officer from 1989 to 1994.  Ms. Puhy is also a Director and chair of the Audit Committee of Reebok International Ltd.

Mr. Henri A. Termeer has served as a Director of the Company since 1987.  Mr. Termeer has been the president and a director of Genzyme Corporation since 1983, its Chief Executive Officer since 1985, and its chairman since 1988.  Mr. Termeer is a member of the Harvard Medical School Board of Fellows, Chairman of the Harvard Medical School Genetics Advisory Council, and Chairman of the New England Healthcare Institute (NEHI).  He also serves on the board of directors of the Biotechnology Industry Organization (BIO), the Pharmaceutical Research and Manufacturers of American (PhRMA) and is a trustee of Hambrecht & Quist Healthcare Investors and Hambrecht & Quist Life Sciences Investors.

Dr. W. Gerald Austen, M.D., has served as a Director of the Company since 1985. Since 1974 he has been the Edward D. Churchill Professor of Surgery at Harvard Medical School and at Massachusetts General Hospital.

From 1969 to 1997, Dr. Austen was Chief of the Surgical Services at Massachusetts General Hospital. Dr. Austen is the former President of the American College of Surgeons, the American Association for Thoracic Surgery, the American Surgical Association and the Massachusetts and American Heart Associations. Dr. Austen is a member of the Institute of Medicine of the National Academy of Sciences, a Fellow of the American Academy of Arts and Sciences, a life member of the corporation of the Massachusetts Institute of Technology and Chairman of the Board of Trustees of the John S. and James L. Knight Foundation.

Mr. Paul B. Fireman has served as a Director of the Company since 1987. Mr. Fireman has served as Chief Executive Officer and as Chairman of the Board of Directors of Reebok International Ltd., which he founded, from 1979 to the present.  He also served as Reebok’s President from 1989 to 2001, after initially serving as President from 1979 to 1987.  Mr. Fireman has served as the Chairman of the Entrepreneurial Advisory Board of Babson College since 1995.

Mr. David Gottlieb has served as a Director of the Company since 2004.  Mr. Gottlieb is the Managing Partner of Noble Bridge Group LLC, a financial consulting company he established in early 2004.  From 1990 to 2003 Mr. Gottlieb held various investment banking positions including: Global Head of the Medical Technology Corporate and Investment Banking Group of Banc of America Securities from 1999 to 2003; Managing Director of the Health Care Group of UBS Investment Bank where he was employed from 1995 to 1999; and Vice President, Health Care Group of Kidder, Peabody & Company where he was employed from 1990 to 1994.  Mr. Gottlieb’s degrees include a Bachelor’s degree in Economics from Connecticut College and an MBA from the Columbia Business School.

Mr. Michael R. Minogue joined us as Chief Executive Officer, President and a Director in April 2004 following a twelve-year career at GE Medical Systems.  Most recently, Mr. Minogue was Vice President and General Manager of Americas Sales and Marketing for GE Medical Systems Information Technology.  From 1998 to 2003 Mr. Minogue held various positions at GE including General Manager for the Global PET Business, General Manager, Americas Cardiology & IT Sales and General Manager, Global Installed Base.   Prior to joining GE, Mr. Minogue served on active duty for four years in the U.S. Army as an infantry platoon leader, including completion of Army Ranger training and deployment to the Middle East for Operation Desert Storm.  Mr. Minogue received his Bachelor’s degree in Engineering from the United States Military Academy at West Point and his MBA from the University of Chicago.

Election of New Executive Officers

In addition to Mr. Minogue, the following individuals were hired and elected to be executive officers by the Board of Directors subsequent to ABIOMED’s fiscal year ending March 31, 2004.

Mr. Christopher Macdonald, age 39, joined us in May 2004 and was elected as Senior Vice President, Global Sales, Applications and Service, in June 2004, following eleven years at GE Healthcare where he was employed in sales and operations management positions.  His most recent assignments at GE were with the Cardiology business unit and included positions as Sales Manager for the central U.S. region from 2002 to 2004, Corporate Accounts Director from 2001 to 2002 and Operations Manager from 2000 to 2001.  Mr. Macdonald received his Bachelor’s degree in Biology from Tulane University.

Mr. Javier Jimenez, age 39, joined us in May 2004 and was elected as Vice President Operations, in June 2004.  Mr. Jimenez was employed by GE Healthcare from 2000 to 2004 in a variety of finance and operations positions including most recently as Director, Commercial Operations for GE Healthcare Information Technology.  Mr. Jimenez’ other assignments at GE included Manager, Global Operations for the Global PET Business and Manager, Financial Planning and Analysis for the Americas Equipment business unit.  Prior to joining GE, Mr. Jimenez was employed by Oracle Corporation from 1999 to 2000 as a manager within the Customer Relationship Management Division.  Mr. Jimenez received both Bachelor and Masters degrees in Aeronautical Engineering from Universidad Politecnica de Madrid, Spain, and his MBA from Boston University.

Mr. Raymond Kelley, age 37, joined us in May 2004 and was elected as Vice President Marketing, in June 2004 following eight years at GE Healthcare where he held a variety of positions in sales, marketing and product development, primarily for the magnetic resonance (“MR”) product line.  From 2002 to 2004 Mr. Kelley was a

Regional Sales Manager for the MR business, prior to which he served as the Americas MR Marketing Manager from 2001 to 2002. From 1999 to 2000 Mr. Kelley was the Global E-Business Manager for the MR product line.  Mr. Kelley received his Bachelors degree in Electrical Engineering from Northeastern University.

Director Independence

The Board of Directors has determined that with the exception of Dr. Lederman and Mr. Minogue who are employees of the Company, all of its members are “independent directors” under the applicable rules of the Nasdaq Stock Market.

Attendance at Annual Meetings

It is our policy that, to the extent reasonably practicable, directors should attend our annual meetings of shareholders.  Except for one of our directors, all of our directors attended our 2003 Annual Meeting of Shareholders.

Meetings of the Board of Directors

Board Meetings.  The Board of Directors held six meetings during the fiscal year ended March 31, 2004 and acted twice by written consent.  During the fiscal year ended March 31, 2004, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of which he or she was a member held during the period in which he or she was a Director.

Meetings of Independent Directors.  Our independent directors are expected to meet without management present at least twice per year.

Executive Committee Meetings.  The Board of Directors has an Executive Committee, which is currently composed of David M. Lederman, W. Gerald Austen and Paul B. Fireman. The Executive Committee has, and may exercise, all the powers and authority of the Board of Directors, except those which by law may not be delegated to it by the Board of Directors.  The Executive Committee did not act during the fiscal year ended March 31, 2004.

Audit Committee Meetings.  The Board of Directors has an Audit Committee, which is currently composed of John F. O’Brien, Desmond H. O’Connell, Jr. and Dorothy E. Puhy.  W. Gerald Austen served on the Audit Committee until August 2003 when Ms. Puhy joined the Committee as its chairperson.  All three of the current members of the Audit Committee and Dr. Austen who was a member of the Committee until August 2003, are “independent directors” within the meaning of the applicable rules of the SEC and the Nasdaq Stock Market.  The Board of Directors has further determined that all members of the Audit Committee are financially sophisticated within the meaning of the Nasdaq listing standards and the Board has also determined that Ms. Puhy qualifies as an “audit committee financial expert” within the meaning of the applicable SEC rules and regulations.  The responsibilities of the Audit Committee are detailed in the Company’s Audit Committee Charter, as amended in June 2004 and included herein as Appendix A.  The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent accountants.  In addition, the Audit Committee’s responsibilities include reviewing the adequacy and effectiveness of accounting and financial controls, reviewing the Company’s financial reporting practices, meeting with the Company’s auditors to review the results of the annual audit and quarterly reviews and reviewing the implementation by management of recommendations made by the independent accountants.  The Audit Committee met four times during the fiscal year ended March 31, 2004.

Compensation Committee.  The Company has a Compensation Committee, which is currently composed of Paul B. Fireman, John F. O’Brien and Henri A. Termeer.  The functions of the Compensation Committee include establishing the compensation and bonuses of executive officers, determining the persons to whom both incentive stock options and non-qualified stock options will be granted and adopting rules and making other determinations with respect to the administration of the 1992 Combination Stock Option Plan, the Employee Stock Purchase Plan, the ABIOMED Retirement Savings Plan (401(k) Plan), the 1998 Equity Incentive Plan and the 2000 Stock Incentive Plan. During the fiscal year ended March 31, 2004, the Compensation Committee held four meetings.

Governance and Nominating Committee.  The Company has a Governance and Nominating Committee, which is currently composed of Henri A. Termeer, W. Gerald Austen and Desmond H. O’Connell, Jr.  The responsibilities of the Governance and Nominating Committee are detailed in the Company’s Governance and Nominating Committee Charter, a copy of which is available through the Investor Information page of our website located at www.abiomed.com.  The Governance and Nominating Committee is responsible for leading the search for individuals qualified to become members of the Board of Directors, including review of candidates recommended by shareholders.  Stockholders may propose nominees for consideration by the Governance and Nominating Committee by submitting names and supporting information in writing to:  Corporate Secretary, ABIOMED, Inc., 22 Cherry Hill Drive, Danvers, Massachusetts, 01923.  Supporting information should include all information relating to such person that would be required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934.  Nominations must be received not less than 45 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors.  Candidates who are recommended by stockholders will be considered on the same basis as candidates from other sources.  For all potential candidates, the Governance and Nominating Committee will consider all factors it deems relevant, including at a minimum those listed under “Director Qualification Standards” below.   The Board of Directors has determined that members of the Governance and Nominating Committee are independent under the applicable rules of the Nasdaq Stock Market.  During the fiscal year ended March 31, 2004, the Nominating Committee held two meetings.

Director Qualification Standards

Candidates for membership to our Board of Directors should be individuals who possess the highest personal and professional ethics and integrity and have demonstrated professional achievement and leadership capabilities.  Each should have knowledge, experience and demonstrated expertise in an area or areas important to the Company, such as management, finance, marketing, technology, medicine, human resources, public policy and law.  Candidates must evidence a commitment to devote the substantial time and energy required of productive board members.

Code of Conduct

All of our directors, officers and employees must act ethically, legally and with integrity at all times and are required to comply with our Code of Conduct as well as our other policies and standards of conduct. Our Code of Conduct, in addition to the Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions, may be obtained, without charge, by written request to our Compliance Officer at ABIOMED, Inc., 22 Cherry Hill Drive, Danvers, Massachusetts, 01923.

Communications with Directors

Shareholders and other interested persons may send communications to the directors.  Written correspondence should be addressed to the director or directors in care of the Compliance Officer at ABIOMED, Inc., 22 Cherry Hill Drive, Danvers, Massachusetts, 01923.  Shareholders and other interested persons may also send email to the directors at directors@abiomed.com.  All communications will be received and reviewed by the Compliance Officer.  Complaints or concerns relating to our financial reporting, accounting, internal accounting controls or auditing will be referred to the chair of the Audit Committee.  Other communications may be referred to the directors as a group, or to an individual director, as appropriate.

Securities Beneficially Owned by Certain Persons

At the close of business on July 2, 2004, there were issued and outstanding 21,836,237 shares of our common stock entitled to cast 21,836,237 votes.  On July 2, 2004, the closing price of our common stock as reported on the Nasdaq National Market was $12.06 per share.  The following table provides information, as of July 2, 2004, with respect to the beneficial ownership of our Common Stock by:

•                  each person known by us to be the beneficial owner of five percent or more of our common stock;

•                  each of our directors and nominees for director;

•                  each of our named executive officers in the Summary Compensation Table under “Executive Compensation,” below: and

•                  all of our current directors and executive officers as a group.

This information is based upon information received from or on behalf of the individuals named therein.

Name

Shares of Stock Beneficially Owned (1)

Percent of Class

Henri A. Termeer (2)(3)	2,382,243	10.9%
Genzyme Corporation 500 Kendall Street Cambridge, MA 02139	2,307,692	10.6%
Dr. David M. Lederman (2)(4) c/o ABIOMED, Inc. 22 Cherry Hill Drive Danvers, MA 01923	2,272,250	10.3%
John J.F. Sherrerd (5) Sherrerd & Co. One Tower Bridge West Conshohocken, PA 19428	1,275,960	5.8%
Paul B. Fireman (2)	443,339	2.0%
Dr. Robert T.V. Kung (2)(6)	348,228	1.6%
John F. O’Brien (2)	184,902	*
Eugene D. Rabe (2)	142,000	*
Desmond H. O’Connell, Jr. (2).	112,902	*
Anthony W. Bailey (2)	108,353	*
Dr. W. Gerald Austen (2)	68,200	*
Dr. Edward E. Berger (2)	24,000	*
Dorothy E. Puhy (2)	11,526	*
David Gottlieb	152	*
Michael R. Minogue	—	*
All Current Executive Officers and Directors As a group (18 persons) (2)(3)(4)(6)(7)	6,274,374	27.3%

*                                         Less than 1%.

(1)                                  Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.

(2)                                  Includes the following shares subject to currently exercisable options (includes options that will become exercisable within 60 days of July 2, 2004): Dr. Lederman—275,000; Dr. Austen—45,000; Mr. Fireman—45,000; Mr. O’Brien––45,000; Mr. O’Connell—65,000; Ms. Puhy—10,000; Mr. Termeer—45,000; Mr. Bailey—108,000; Dr. Berger—24,000; Dr. Kung—144,000; and Mr. Rabe—142,000.

(3)                                  Includes 2,307,692 shares held by Genzyme Corporation, as to which Mr. Termeer disclaims beneficial ownership.  Mr. Termeer is the Chief Executive Officer of Genzyme.

(4)                                  Includes 1,077,471 shares held by Dr. Lederman’s spouse, as to which Dr. Lederman disclaims beneficial ownership.

(5)                                  The Company has received a copy of a report on Schedule 13G, with a signature dated January 26, 2004, filed by John J.F. Sherrerd.  The report states that Mr. Sherrerd is the beneficial owner of the shares, has sole power to vote and direct the disposition of 1,215,960 shares and shares power to vote and direct the disposition of 60,000 shares.

(6)                                  Includes 100,200 shares held by Dr. Kung’s spouse, as to which Dr. Kung disclaims beneficial ownership, and 104,028 shares held in trust for the benefit of Dr. Kung.

(7)                                  Includes the following shares owned by the following executive officers:  William J. Bolt—2,000 and Charles B. Haaser—2,379.  Includes the following shares subject to currently exercisable options held by the following executive officers (includes options that will become exercisable within 60 days of July 2, 2004):  William J. Bolt—151,000 and Charles B. Haaser—20,900.

Executive Compensation

The following table sets forth the compensation during the last three fiscal years of (i) our Chief Executive Officer of the Company for the last fiscal year, Dr. David M. Lederman, and (ii) our four most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of the last fiscal year and whose annual salary and bonus exceeded $100,000 for services in all capacities to the Company during the last fiscal year (the “named executive officers”).  Mr. Michael R. Minogue became our Chief Executive Officer in April 2004 and, accordingly, had no compensation for fiscal 2004.  The options granted during fiscal 2004 are set forth in the table below.

Summary Compensation Table

		Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Fiscal Year Ended 3/31	Salary ($)	Bonus ($)		Other Annual Com- pensation ($)	Securities Underlying Options (#)	All Other Compensation ($)(1)

Dr. David M. Lederman	2004	$312,000	$156,000		$––	––	$30,643
Chairman of the Board,	2003	309,000	46,800		––	50,000	36,170
Former President and Former	2002	300,000	137,500	(2)	––	50,000	37,619
Chief Executive Officer (2)

Anthony W. Bailey	2004	$159,260	$85,000		$—	50,000	$2,751
Vice President –	2003	167,500	80,000		––	25,000	6,691
Manufacturing	2002	160,000	30,000		––	5,000	6,234

Dr. Edward E. Berger	2004	$175,000	$35,000		$––	20,000	$3,857
Vice President – Policy,	2003	171,250	30,000		––	30,000	6,855
Reimbursement and External	2002	157,500	30,000		––	25,000	3,493
Communications

Dr. Robert T.V. Kung	2004	$208,000	$75,000		$––	16,000	$4,602
Senior Vice President – Chief	2003	206,000	40,000		––	50,000	7,370
Scientific Officer	2002	197,500	50,000		––	20,000	11,337

Eugene D. Rabe	2004	$192,400	$50,000		$––	45,000	$4,492
Vice President – U.S. Sales	2003	190,550	65,000		––	50,000	6,028
	2002	181,500	20,000		––	20,000	6,369

(1)                      Includes for the fiscal year ended March 31, 2004; (a) the following matching contributions to the ABIOMED Retirement Savings Plan for fiscal 2004: Dr. Lederman - $1,500; Mr. Bailey - $1,500; Dr. Berger - $1,500; Dr. Kung - $1,500 and Mr. Rabe - $1,500; (b) the following life insurance premiums paid for term life insurance in excess of $50,000 in fiscal 2004: Dr. Lederman - $27,702; Mr. Bailey - $521; Dr. Berger - $1,548; Dr. Kung - $2,141 and Mr. Rabe - $603; (c) the following long-term disability insurance premiums for fiscal 2004: Dr. Lederman - $1,441; Mr. Bailey - $730; Dr. Berger - $809; Dr. Kung - $961 and Mr. Rabe - $889 and (d) the following long-term service awards under the newly-instituted award program for continuous service to the Company:  Mr. Rabe - $1,500.

Includes for the fiscal year ended March 31, 2003 (a) the following matching contributions to the ABIOMED Retirement Savings Plan for fiscal 2003: Dr. Lederman - $1,500; Mr. Bailey - $1,500; Dr. Berger - $1,500; Dr. Kung - $1,500 and Mr. Rabe - $1,500; (b) the following profit sharing allocations under the ABIOMED Retirement Savings Plan contributions paid in fiscal 2003, subject to applicable vesting based on years of service: Dr. Lederman - $3,072; Mr. Bailey - $3,072; Dr. Berger - $3,072; Dr. Kung - $3,072 and Mr. Rabe - $3,072; (c) the following life insurance premiums paid for term life insurance in excess of $50,000 in fiscal 2003: Dr. Lederman - $30,203; Mr. Bailey - $513; Dr. Berger - $1,509; Dr. Kung - $1,868 and Mr. Rabe - $596; (d) the following long-term disability insurance premiums for fiscal 2003: Dr. Lederman - $1,395; Mr. Bailey - $756; Dr. Berger - $774; Dr. Kung - $930 and Mr. Rabe - $860; and (e) the following award paid in fiscal 2003 in connection with a newly issued patent: Mr. Bailey - $850.

Includes for the fiscal year ended March 31, 2002 (a) the following matching contributions to the ABIOMED Retirement Savings Plan for fiscal 2002: Dr. Lederman - $1,500; Mr. Bailey - $1,500; Dr. Berger - $1,500; Dr. Kung - $1,500 and Mr. Rabe - $1,500; (b) the following profit sharing allocations under the ABIOMED Retirement Savings Plan contributions paid in fiscal 2002, subject to applicable vesting based on years of service: Dr. Lederman - $3,640; Mr. Bailey - $3,640; Dr. Kung - $3,640 and Mr. Rabe - $3,640; (c) the following life insurance premiums paid for term life insurance in excess of $50,000 in fiscal 2002: Dr. Lederman - $30,239; Mr. Bailey - $486; Dr. Berger - $1,408; Dr. Kung - $1,812 and Mr. Rabe - $564; (d) the following long-term disability insurance premiums for fiscal 2002: Dr. Lederman - $1,140; Mr. Bailey - $608; Dr. Berger - $585; Dr. Kung - $735 and Mr. Rabe - $665; and (e) the following awards paid in fiscal 2002 in connection with newly issued patents: Dr. Lederman - $1,100; Dr. Kung - $3,650.

(2)                      $100,000 of the bonus paid to Dr. Lederman during fiscal 2002 represents an amount deferred at his request from the amount that would have been paid, and was provided for, in fiscal 2001. At the request of Dr. Lederman, the compensation committee had deferred Dr. Lederman’s receipt of a portion of his bonus until the first patient participating in the AbioCor clinical trials had survived for more than sixty days after receipt of the AbioCor.  The bonus granted to Dr. Lederman for fiscal 2002 also includes $37,500 granted to Dr. Lederman for his performance during fiscal 2002.

The following tables set forth certain information with respect to option grants and exercises to the named executive officers.

Option Grants in Last Fiscal Year

					Potential Realizable
	Individual Grants				Value at Assumed
	Number of	Percent of			Annual Rates of
	Shares	Total Options	Exercise		Stock Price
	Underlying	Granted to	Price Per		Appreciation For
	Options	Employees in	Share	Expiration	Option Term (2)
Name	Granted(#)(1)	Fiscal 2004	($/Sh)	Date	5%($)	10%($)

Anthony W. Bailey	10,000	1.78%	$5.11	06/25/13	$32,137	$81,440
Anthony W. Bailey	40,000	7.12%	$6.66	09/10/13	$167,538	$424,573
Dr. Edward E. Berger	20,000	3.56%	$5.11	06/25/13	$64,273	$162,880
Dr. Robert T.V. Kung	16,000	2.85%	$5.11	06/25/13	$51,418	$130,304
Eugene D. Rabe	20,000	3.56%	$5.11	06/25/13	$64,273	$162,880
Eugene D. Rabe	25,000	4.45%	$6.66	09/10/13	$104,711	$265,358

(1)                                  The options granted to Mr. Bailey, Dr. Berger, Dr. Kung and Mr. Rabe on June 25, 2003, were granted under the 1998 Equity Incentive Plan and become exercisable in three annual installments of 30%, 30% and 40% commencing two years from the date of grant such that they will be fully exercisable four years after the date of grant.

The options granted to Mr. Bailey and Mr. Rabe on September 10, 2003, were granted under the 1998 Equity Incentive Plan and become exercisable in three annual installments of 30%, 30% and 40% commencing two years from the date of grant such that they will be fully exercisable four years after the date of grant.

(2)                                  The assumed rates are compounded annually for the full term of the options.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options Held at March 31, 2004(#)		Value of Unexercised In-the-Money Options Held at March 31, 2004($)(1)
	Shares Acquired on Exercise(#)	Value Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Dr. David M. Lederman	—	$—	172,500	157,500	$116,025	$110,675
Anthony W. Bailey	—	$—	127,825	92,175	$160,210	$128,000
Dr. Edward E. Berger	—	$—	13,500	61,500	$—	$104,800
Dr. Robert T.V. Kung	54,500	$279,585	252,500	96,000	$499,070	$121,280
Eugene D. Rabe	25,000	$92,010	200,000	125,000	$351,305	$171,850

(1)                                  Based upon the $8.19 closing price of the Company’s Common Stock on March 31, 2004 on the Nasdaq Stock Market minus the respective option exercise price.

Equity Compensation Plans

The following table provides information as of March 31, 2004 regarding securities authorized for issuance under the Company’s equity compensation plans, including individual compensation arrangements.  The equity compensation plans of the Company include the 1989 Non-Qualified Stock Option Plan for Non-Employee Directors, the 1992 Combination Stock Option Plan, the 1998 Equity Incentive Plan, the 2000 Stock Incentive Plan and the Employee Stock Purchase Plan.  All of these equity compensation plans have been approved by the Company’s stockholders.

Equity Compensation Plan Information

Plan Category	Number of shares to be issued upon exercise of outstanding options(1)	Weighted- average exercise price of outstanding options	Number of shares remaining for future issuance under equity compensation plans
Equity compensation plans approved by stockholders:
Stock option plans	3,082,243	$9.05	2,047,029
Employee Stock Purchase Plan	—	—	305,350
Equity compensation plans not approved by stockholders	—	—	—
Total	3,082,243		2,352,379

(1)                                  Includes options to purchase 310,404 shares of Common Stock under the 1989 Non-Qualified Stock Option Plan for Non-Employee Directors, 927,420 shares of Common Stock under the 1992 Combination Stock Option Plan, 892,225 shares of Common Stock under the 1998 Equity Incentive Plan and 952,194 shares of Common Stock under the 2000 Stock Incentive Plan.

Compensation of Directors

Directors who are not employees of the Company receive an annual retainer of $15,000 or an equivalent value of the Company’s Common Stock, at the individual’s option, and $1,200 for attendance at in-person meetings of the Board of Directors, $1,000 for attendance at meetings of committees of the Board of Directors and $600 for attendance at all telephonic meetings.  The Chair of the Audit Committee receives $1,500 for attendance at meetings of such committee.

The Company is able to award non-qualified stock options to its non-employee directors under any of its three active stock option plans with shares remaining available for future issuance; the 1989 Non-Qualified Stock Option Plan for Non-Employee Directors (“Director’s Plan”), the 1998 Equity Incentive Plan, and the 2000 Stock Incentive Plan (“2000 Plan”).  The Current Eligible Directors, are Dr. Austen, Ms. Puhy, and Messrs. Fireman, Gottlieb, O’Brien, O’Connell and Termeer.  Each of these Eligible Directors, with the exception of Mr. Gottlieb, who was not a director at the time of the grant, was granted 5,000 options under the Directors Plan on August 13, 2003.  These options have an exercise price of $5.15 per share and vest in full on August 13, 2004.  In connection with joining the Company’s Board of Directors, Ms. Puhy and Mr. Gottlieb were each granted 25,000 options under the Director’s Plan.  Ms. Puhy’s options were granted on June 26, 2003 at an exercise price of $5.40 and will vest in annual installments of 20% commencing on June 26, 2004.  Mr. Gottlieb’s options were granted on February 23, 2004 at an exercise price of $7.17 and will vest in annual installments of 20% commencing on February 23, 2005.  We commissioned an independent market reference study of our director compensation programs, and as a result of our review of the information in the study, we have increased our annual stock option grants to our non-employee directors to 8,000 options commencing with the next annual award.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Compensation Committee consists of Paul B. Fireman, John F. O’Brien and Henri A. Termeer.  No member of the Compensation Committee is a former or current officer or employee of the Company.  Dr. Lederman, while not a member of the Compensation Committee, makes recommendations to the Compensation Committee regarding executive officer compensation, including the awards of stock options, and often participates in the Committee’s deliberations but does not vote on such matters.  None of the Company’s executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of the Company’s Board of Directors or Compensation Committee.

Compensation Committee Report on Executive Compensation

The primary objectives of the Compensation Committee in developing executive compensation policies are to attract and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of its executive officers with the financial interests of the stockholders of the Company.  The compensation of executive officers consists of base compensation, bonus, the grant of options and participation in benefit plans generally available to employees.

In setting overall compensation for the last fiscal year, the Compensation Committee reviewed the recommendations of the Chief Executive Officer and reviewed an independent compensation study prepared by an outside consulting firm.  The Compensation Committee strove to maintain base compensation for the Company’s executive officers at levels which the Compensation Committee believes are competitive with the compensation of comparable executive officers in similarly situated companies, while relying upon the Company’s stock option plans and a bonus program to provide significant performance incentives.

The Company maintains an informal bonus plan for its executive officers.  Under the bonus plan, a bonus was determined for each executive officer (other than the Chief Executive Officer) based on Company performance and achievement of certain objective and subjective goals and the Chief Executive Officer’s evaluation of the individual’s performance.  The goals established for each executive officer vary depending upon the responsibilities of the officer, and include goals based upon operating results, product development or regulatory milestones and the cost of achieving those milestones, and the achievement of certain sales objectives. Certain of the executive officers’ goals, including certain of the Chief Executive Officer’s goals, have milestones that do not directly correspond in timing with the Company’s fiscal year-end and certain of the goals are measured in intervals of greater than one year. Accordingly, bonus amounts for which executive officers are eligible can vary from fiscal year to fiscal year. In granting these bonuses, the Committee gave substantial weight to and followed the Chief Executive Officer’s recommendations and the independent compensation study of the outside consultant.

Each of the executives is eligible to receive grants of options under the 1998 Equity Incentive Plan and 2000 Stock Incentive Plan. In determining the number of options to be granted to each executive officer, the Compensation Committee reviews recommendations provided by the Chief Executive Officer based upon the officer’s position of responsibility and anticipated contribution to the Company, the number of shares of Common Stock subject to options held or previously granted to the officer and the individual performance of the officer.

For the fiscal year ended March 31, 2004, Dr. Lederman, the Chief Executive Officer of the Company during the fiscal year, received a base salary of $312,000 and a bonus of $156,000.  Dr. Lederman’s base salary and bonus were determined by the Compensation Committee based upon review of industry references and Dr. Lederman’s recommendation to keep his base salary at that level, notwithstanding the Compensation Committee’s belief that this base salary and bonus were low compared to his responsibilities, importance and contributions to the Company.  In establishing Dr. Lederman’s bonus, the Compensation Committee also took into account Dr. Lederman’s work in connection with the hiring of Mr. Minogue to succeed him as the new Chief Executive Officer and President of the Company.

Compensation Committee

Paul B. Fireman
John F. O’Brien
Henri A. Termeer

Report of the Audit Committee

In fulfilling its responsibilities, the Audit Committee conferred with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent accountants for the fiscal year ended March 31, 2004, regarding the overall scope and plans for PwC’s audit of the Company’s financial statements for the fiscal year ended March 31, 2004.

The Audit Committee reviewed the Company’s audited financial statements with management and PwC. The Audit Committee discussed with PwC the matters required to be discussed by Statement of Auditing Standards No. 61, including a discussion of PwC’s judgments as to the quality, not just the acceptability, of the Company’s reporting mechanisms and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from PwC the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed these documents with PwC, as well as other matters related to PwC’s independence from management and the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2004 for filing with the Securities and Exchange Commission.

The Board of Directors has reviewed and adopted an amended written charter for the Audit Committee, a copy of which is included as Appendix A.

Audit Committee

Dorothy E. Puhy, Chair
John F. O’Brien
Desmond H. O’Connell, Jr.

Performance Graph

The following graph compares the yearly change in the cumulative total stockholder return for the Company’s last five full fiscal years, based upon the market price of the Company’s Common Stock, with the cumulative total return on the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Stocks-SIC Group Code 384 for that period. The performance graph assumes the investment of $100 on March 31, 1999 in the Company’s Common Stock, the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Stocks—SIC Group Code 384, and the reinvestment of any and all dividends.

OTHER MATTERS

Independent Registered Public Accounting Firm

The Board of Directors has not yet selected an independent accountant to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 2005.  At an upcoming meeting, the Audit Committee will recommend to the Board the selection of the Company’s independent accountant for the current fiscal year.

A representative of PwC, our independent registered public accounting firm for fiscal 2004, will be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he so desires.

Audit and Other Fees

The following table shows fees for professional audit services paid by us to PwC for the audit of our annual financial statements for the fiscal years ended March 31, 2003 and March 31, 2004, and fees paid by us to PwC for other services during those fiscal years:

Fees	March 31, 2003	March 31, 2004

Audit fees	$119,000	$173,900
Audit-related fees	—	—
Tax fees	53,500	63,475
All other fees	—	—
Total	$172,500	$237,375

Audit fees.  Audit fees include fees paid by the Company to PwC in connection with the annual audit of the Company’s financial statements and the auditor’s review of the Company’s interim financial statements as reported in our quarterly filings with the SEC.

Audit-related fees.  Audit related fees include fees paid by the Company to PwC that principally cover assurance and related services that are traditionally performed by the independent accountants, including special procedures required by regulatory requirements such as SEC registration statements.

Tax fees.  Tax fees cover services performed by the tax personnel of PwC except those services specifically related to the audit of our financial statements, and include fees for tax compliance, tax planning and advice.

All other fees.  No other fees were paid to PwC that were not audit or tax-related.

The Audit Committee has determined that PwC’s services to the Company were at all times compatible with that firm’s independence.

Policy on Pre-Approval of Audit and Non-Audit Services

The Audit Committee has the sole authority to approve the scope of the audit and any audit-related services as well as all audit fees and terms.  The Audit Committee must pre-approve any audit and non-audit related services by our independent accountants.  The Audit Committee will not approve the engagement of the independent accountants to perform any services that the independent accountants would be prohibited from providing under the applicable securities laws or Nasdaq requirements.  In assessing whether to approve use of the independent accountants for permitted non-audit services, the Audit Committee tries to minimize relationships that could appear to impair the objectivity of the independent accountants.  The Audit Committee has delegated pre-approval authority for non-audit related services to the Chair of the Audit Committee within the guidelines discussed above.  The Chair is required to inform the Audit Committee of each decision at the next regularly scheduled Audit Committee meeting following the decision to permit our independent accountants to perform non-audit related services.

Reporting Under Section 16(a) of the Securities and Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and furnish the Company with copies of such Forms.

Based solely upon review of Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to the fiscal year ended March 31, 2004 and on written representations from certain reporting persons that were not required to file Forms 5 with respect to the Company’s most recent fiscal year, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% stockholders were fulfilled in a timely manner.

Other Proposed Action

The Board of Directors knows of no other business to come before the Meeting. However, if any other business should properly be presented to the Meeting, the proxies will be voted in accordance with the judgment of the person or persons holding the proxies.

Stockholder Proposals

Proposals which stockholders intend to present at the Company’s 2005 Annual Meeting of Stockholders and wish to have included in the Company’s proxy materials must be received by the Company no later than March 14, 2005, or, if the date of that meeting is more than 30 calendar days before or after August 11, 2005, a reasonable time before we begin to print and mail our proxy materials with respect to that meeting.

Any stockholder proposal to be considered at the Company’s 2005 Annual Meeting of Stockholders, but not included in the proxy materials, must be submitted in writing by May 29, 2005, or the persons appointed as proxies may exercise their discretionary voting authority with respect to that proposal.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled “Compensation Committee Report on Executive Compensation” and “Performance Graphs” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Annual Report and Form 10-K

Additional copies of the Annual Report to Stockholders for the fiscal year ended March 31, 2004 and copies of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request addressed to: Investor Relations, ABIOMED, Inc., 22 Cherry Hill Drive, Danvers, Massachusetts 01923.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

Appendix A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

ABIOMED, INC.

Purpose:

The purpose of the Audit Committee (the “Committee”) established pursuant to this Charter is to perform general oversight of the accounting and financial reporting processes of the ABIOMED, Inc. and its subsidiaries (the “Company”) and the audits of the financial statements of the Company.  The Committee shall assist the Board of Directors (the “Board”) of the Company in fulfilling its oversight responsibilities relating to:  (a) the quality and integrity of the Company’s financial statements and other financial reports; (b) the Company’s system of internal accounting controls; (c) the performance of the Company’s internal and independent auditors; and (d) the Company’s compliance with legal and regulatory requirements.

In addition, the Committee shall have the authority to undertake the specific duties and responsibilities listed below and the authority to undertake such other specific duties as the Board from time to time may prescribe.

Membership:

The Committee shall consist of at least three (3) members of the Board.  The members of the Committee shall be appointed by, and shall serve at the discretion of, the Board.   All members of the Committee shall meet the independence, financial literacy and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the listing standards of The Nasdaq Stock Market, Inc. (“Nasdaq”) and related rules and regulations.  At least one member of the Committee shall qualify as an audit committee financial expert within the meaning of the Exchange Act and the rules and regulations adopted thereunder.

Responsibilities:

The Committee shall have the following duties and responsibilities:

1.

Appoint, retain, establish compensation for, and oversee of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (“independent auditors” or “auditors”).  The Company’s independent auditors shall report directly to the Committee.

2.	Prior to the annual independent audit, review with the independent auditors the auditors’ proposed audit scope and approach and the areas of audit emphasis.

3.

Receive from the independent auditors a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1, actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and taking, or recommending that the Board take, appropriate action to oversee the independence of the independent auditors.

4.

Review with the independent auditors their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such matters as are required to be discussed with the Committee under generally accepted auditing standards.

5.

Review and discuss reports from the independent auditors concerning: (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within generally accepted accounting principles related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management.

6.	Discuss with management and the independent auditors the Company’s policies and procedures for assessing, monitoring and diminishing business risks.

7.	Review with management and the independent auditors at the completion of the annual audit:

(a) the Company’s annual financial statements and related footnotes, and the Company’s compliance with generally accepted accounting principles and applicable regulations of the Securities and Exchange Commission (“SEC”);

(b) the independent auditors’ audit of the financial statements and the independent auditors’ report thereon, including a review of any significant changes required in the independent auditors’ audit plan;

(c) any changes in accounting principles of the Company; and

(d) any other matters related to the conduct of the audit or the audit findings as are required to be communicated to the Committee under generally accepted auditing standards and any applicable SEC regulations.

8.

Review and discuss with management and the independent auditors the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, quarterly and annual earnings press releases and information prepared by the Company for its regular public conference telephone calls concerning its earnings and results of operations in the context of information provided to the Audit Committee and the Board.

9.	Review with senior management and the independent auditors the Company’s accounting and financial personnel resources.

10.

Pre-approve all audit and permitted non-audit services to be performed by the Company’s independent auditors, except for de minimis activities and amounts under circumstances as permitted by applicable SEC regulations.  Establish, if desired by the Committee, policies and procedures for the review and pre-approval of audit and permissible non-audit services (including the fees and terms thereof) to be performed by the Company’s independent auditors, with exceptions for de minimis activities and amounts under circumstances as permitted by applicable SEC regulations.

11.	Review the adequacy and effectiveness of the Company’s system of internal controls, policies and procedures, and approve policies relating to internal controls and protection of the Company’s assets.

12.

Review on a continuing basis the activities, organizational structure and qualifications of the Company’s internal audit function to the extent that the size and operations of the Company warrant this function.

13.	If deemed appropriate, recommend to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year.

14.

Review, in conjunction with counsel, any legal or regulatory matters that could have a significant impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

15.	Prepare a report of the Committee required by the rules of the SEC to be included in the Company’s annual proxy statement to the shareholders.

16.

Establish procedures for:  (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.

17.	Review all related party transactions (as such term is defined in the Nasdaq listing requirements) for potential conflict of interest situations and, if appropriate, approve such transactions.

18.	Establish for the Company clear hiring policies for employees or former employees of the independent auditors that comply with applicable SEC regulations.

19.

Provide oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments, and approve such policies.

20.	Provide a forum for the independent auditors to meet in closed session with the Committee.

21.	Receive and review the response of the management of the Company to any management letter or report from the independent auditors.

22.	Review, and oversee the resolution of, any disagreement between management and the independent auditors and, if appropriate, make recommendations with respect thereto to the Board.

23.	Institute, if necessary, special investigations and, if appropriate, hire special counsel or experts to assist.

24.	Perform other oversight functions as requested by the full Board.

In addition to the above responsibilities, the Committee shall undertake such other duties as the Board delegates to it or as are assigned to it by law, and shall report, at least annually, to the Board regarding the Committee’s examinations, actions and recommendations.

Meetings:

It is anticipated that the Committee will meet at least four (4) times in each fiscal year.  However, the Committee may establish its own schedule.  Each meeting shall include an executive session that will allow the Committee to maintain free and open communications with the Company’s independent auditors.

The Committee shall meet separately with the Chief Executive Officer and the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company.  The Committee shall meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditors’ examination and management report.

The Committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Committee by vote at any such meeting or by unanimous written consent of the members thereof.  Unless and until any such procedures are formally adopted by the Committee, the procedures with respect to calling, noticing and holding meetings of the Committee and conducting business of the Committee shall be the same as those provided in the By-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board.

Reports:

The Committee may present its reports or recommendations to the Board in written or oral form.  The Committee’s recommendations shall be incorporated as a part of the minutes of the Board meeting at which those recommendations are presented.

Minutes:

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Other:

The Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Committee:

1.                                       at the Company’s expense and not at the expense of the members thereof, to retain independent counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions;

2.                                       at the Company’s expense and not at the expense of the members thereof, to incur ordinary administrative expenses that are necessary or appropriate in carrying out its duties; and

3.                                       to request, and to rely upon, advice, orally or in writing, from the Chief Executive Officer and the Chief Financial Officer of the Company and from any representative of the independent auditors to the Company participating in such independent auditors’ engagement by the Company, concerning aspects of the operation or financial condition of the Company relevant to the functions of the Committee.

Cooperation:

The officers of the Company are requested to cooperate with the Committee and to render assistance to it as it shall request in carrying out its functions.

Limitation of Audit Committee Responsibility:

In adopting this Charter, the Board acknowledges that it is not the responsibility of the Committee to prepare the Company’s financial statements, plan or conduct audits of those financial statements, or determine whether those financial statements are complete and accurate and conform to generally accepted accounting principles and applicable rules and regulations.  These tasks are the responsibility of management and the Company’s independent auditors.

Delegation:

To the extent permitted by law, the Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

Annual Reviews:

The Committee will review and reassess the adequacy of this Charter on at least an annual basis and will report to the Board the results of such review and reassessment.  At least annually, the Committee will conduct an evaluation of its performance to determine whether it is functioning effectively.

Approved by the Board of Directors on June 15, 2004.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ABIOMED, Inc.

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE LISTED IN THE PROPOSAL

The undersigned, revoking all prior proxies, hereby appoints Michael R. Minogue, Charles B. Haaser and Christina M. Montalbano, and each of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of ABIOMED, Inc. which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of ABIOMED, Inc., to be held on August 11, 2004, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournment or postponement thereof.  Attendance of the undersigned at the Annual Meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE		SEE REVERSE
SIDE	(Please fill in the reverse side and mail in enclosed envelope)	SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

ABIOMED, Inc.

August 11, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	☐ Paul B. Fireman	(Class l)
		☐ W. Gerald Austen	(Class lll)
☐	WITHHOLD AUTHORITY	☐ David Gottlieb	(Class lll)
	FOR ALL NOMINEES	☐ Michael R.Minogue	(Class lll)

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED IN THE PROPOSAL OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Please promptly date and sign this proxy and mail it in the enclosed envelope to ensure representation of your shares.  No postage need be affixed if mailed in the United States.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.